Note 2 - Basic and Diluted Net Loss per Common Share (Q2)	6 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 2. Basic and Diluted Net Loss per Common Share

Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding. For all periods presented, the diluted net loss per common share is the same as basic net loss per common share, as the inclusion of other shares of stock issuable pursuant to stock options, warrants, and convertible debt would be anti-dilutive.

The following table summarizes equity securities that were excluded from the calculation of fully diluted loss per share as of September 30, 2014 and 2013, respectively:

	September 30,
	2014	2013
Convertible debt	22,401,050	16,666,666
Stock options	4,305,110	4,506,775
Warrants	1,880,620	1,880,620
Restricted stock	1,387,752	207,902
Total anti-dilutive securities	29,974,532	23,261,963